UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): September 14, 2026

PARADIUM.AI, INC.

(Exact name of registrant as specified in its charter)

delaware	001-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 VESEY STREET, 24TH FLOOR NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PAAI	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Strategic Platform Agreement

On September 14, 2026, Paradium. AI., Inc. (“Paradium” or the “Company”) entered into a ten-year Strategic Platform Agreement (the “Platform Agreement”) with RTB Digital, Inc. (“RTB,” and together with the Company, the “Parties”). The Platform Agreement will commence upon satisfaction or waiver of its closing conditions, including due diligence completion, RTB’s successful capital raise as described below, and execution of certain definitive documents, with such closing, absent extension, currently anticipated in Q4 2026, and has an initial ten-year term.

Under the Platform Agreement, Paradium’s brands and their associated revenue and traffic will migrate to RTB’s full-stack, AI-powered digital media and business operations platform (the “Platform”). RTB will deliver Paradium’s non-content functions through the Platform and services, eliminating related operating overhead and staffing costs for Paradium in exchange for revenue sharing.

The Platform Agreement provides for revenue sharing from Paradium partner content at specified percentages based on the defined source of revenue. Third-party expenses will be borne by the Party sourcing the expense, deducted from top-line revenue or otherwise from the shareable revenue pool. Each Party will provide sufficient accounting information to the other.

Paradium will also license and deliver to RTB a current copy of certain Paradium technology assets and related documentation (the “Paradium Technology”), over which the Parties may modify, adapt, enhance or create derivative works (“Modifications”), and the Party creating such Modifications will exclusively own all right, title and interest, including related intellectual property rights associated with those Modifications. Both Parties will have perpetual, irrevocable, royalty-free licenses to use and commercialize the Paradium Technology and the Modifications. Paradium will independently own and control the Paradium Technology but may not sell, assign or license it to certain direct competitors of Paradium or RTB. RTB may not transfer or license the Paradium Technology without Paradium’s written consent, except as part of a sale of RTB.

As consideration for the license, technology transfer and other consideration under the Platform Agreement, RTB will issue Paradium unregistered RTB common stock valued at $11.5 million based on certain closing price conditions, including but not limited to Nasdaq minimum pricing requirements. Paradium has agreed to certain restrictions on sales of these shares.

Purchase of Minority Interest in Paradium

RTB entered into an agreement with Simplify Inventions, LLC and MBX Capital Aren, LLC (collectively, “Simplify”) to acquire from them approximately 49.5% of the issued and outstanding shares of common stock of Paradium, subject to adjustment to maintain RTB’s ownership below 50%. The $89,555,638 purchase price consists of (i) RTB’s existing $10 million deposit; (ii) $6 million in RTB common stock, priced at the 10-day VWAP based on the five trading days before and after public disclosure on Form 8-K, but not below the Nasdaq closing price or average Nasdaq closing price for the five trading days preceding execution; and (iii) $73,555,638 in cash at closing amounting to a $3.80 per share purchase price. Simplify will retain approximately 23% of Paradium’s outstanding common stock. The Company is not party to these transactions. Completion of this share purchase is a condition precedent to the consummation of the Platform Agreement. Completion of the transactions between RTB and Simplify, as well as the transactions under the Platform Agreement, are also subject to RTB raising the capital to pay the purchase price for the Simplify shares.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning the completion and timing of the Platform Agreement and equity transactions, the satisfaction of conditions precedent including RTB’s funding requirements, the expected closing date, the anticipated assumption of operating costs by RTB, the expected revenue-sharing arrangement and its economic terms, the expected receipt of RTB common stock, the contemplated term of the Platform Agreement, and the expected ownership percentages following completion of the equity transaction, the Company’s business strategy, future revenues and income from continuing operations, anticipated yield growth and monetization improvements, cost reductions, debt refinancing efforts, market growth, capital requirements, product introductions and technological capabilities, additional expansion plans, the Company’s stock price relative to its peers and its share repurchase program (as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 16, 2026 (the “2025 Form 10-K”) and in the Company’s other SEC filings and publicly available documents). Other statements contained in this Current Report on Form 8-K that are not historical facts are also forward-looking statements. The Company has tried, wherever possible, to identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and other stylistic variants denoting forward-looking statements.

The Company cautions investors that any forward-looking statements presented in this Current Report on Form 8-K, including but not limited to its expectations regarding the completion of the Platform Agreement and equity transactions on the terms described herein, the anticipated cost savings and revenue-sharing arrangement, and RTB’s ability to satisfy the applicable funding requirements and closing conditions, or that the Company may make orally or in writing from time to time, are based on information currently available, as well as its beliefs and assumptions. The actual outcome related to forward-looking statements will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond the Company’s control or ability to predict. Although the Company believes that its assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, the Company’s actual future results can be expected to differ from its expectations, and those differences may be material. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include, without limitation, the risk that one or more conditions to closing may not be satisfied or waived, including RTB’s obligation to satisfy certain funding requirements; the risk that the contemplated transactions may not close on the currently contemplated terms, timeline, or at all; the risk that Nasdaq minimum pricing requirements may not be met; risks related to the integration of operations under the Platform Agreement; risks associated with RTB acquiring a significant equity interest in the Company; and the other risks and uncertainties described in Part I, Item 1A of the 2025 Form 10-K. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. The Company details other risks in its public filings with the SEC, including in Part I, Item 1A, Risk Factors, in the 2025 Form 10-K. The discussion in this Current Report on Form 8-K should be read in conjunction with the consolidated financial statements and notes thereto included in Part II, Item 8 in the 2025 Form 10-K.

This Current Report on Form 8-K and all subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company does not undertake any obligation to release publicly any revisions to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Strategic Platform Agreement dated September 14, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIUM.AI, INC.

Dated: September 18, 2026
	By:	/s/ Paul Edmondson
	Name:	Paul Edmondson
	Title:	Chief Executive Officer